James Advantage Funds
1349 Fairground Road
Xenia, Ohio 45385

September 4, 2015

U.S. Securities and Exchange Commission
Public Filing Desk
Judiciary Plaza
100 F Street, NE
Washington, D.C. 20549

Re:  James Advantage Funds (the "Trust")
File Nos.:	333-37277
811-8411

Dear Sir or Madam:

On behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that supplements the risk/return summary information filed with the Commission August 20, 2015, to the Prospectuses dated November 1, 2014. The purpose of the filing is to submit the 497(e) filing in XBRL for the James Long-Short Fund.

If you have any questions regarding this filing, please contact Danielle Johnson at 720-947-5957.

Sincerely,

/s/ Thomas L. Mangan
Thomas L. Mangan
Secretary